Issuer Free Writing Prospectus filed pursuant to Rule 433

Supplementing the Prospectus Supplement dated October 15, 2018 and the Prospectus dated January 24, 2018

Registration No. 333-222676

Subject Line: New: competitive returns, no long-term commitment required

A smart investment from Toyota.

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[1]Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

2As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

A NEW WAY TO MAKE YOUR MONEY SOAR.ENROLL NOW 2.00%1 Click below to drive your income further. With IncomeDriver Notes® from Toyota Financial Services. All it takes is a few minutes and an initial investment of just $500. EASY SIGN-UP We offer a higher rate than most high-yield savings accounts—and even most CDs.2 COMPETITIVE RETURNS Get CD-like rates without the CD-like commitment.2 NO LONG-TERM COMMITMENTS Now is the time for growth paired with the flexibility you need. Introducing a new way to invest: IncomeDriver Notes® from Toyota Financial Services. LEARN MORE IncomeDriver Notes®

Subject Line: New from Toyota: an investment with CD-like rates

Flexibility meets reliability.

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[1]Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

2As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

2.00%1 A NEW WAY TO MAKE YOUR MONEY SOAR. IncomeDriver Notes® ENROLL NOW Click below to drive your income further. With IncomeDriver Notes® from Toyota Financial Services. All it takes is a few minutes and an initial investment of just $500. EASY SIGN-UP We offer a higher rate than most high-yield savings accounts—and even most CDs.2 COMPETITIVE RETURNS Get CD-like rates without the CD-like commitment.2 NO LONG-TERM COMMITMENTS Now is the time for growth paired with the flexibility you need. Introducing a new way to invest: IncomeDriver Notes® from Toyota Financial Services. LEARN MORE

Subject Line: Stay ahead with a 2.00% rate

New from Toyota: Great rate. No long-term commitments.

View web version.

[1]Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

2As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

IncomeDriver Notes® 2.00%1 NOW YOU CAN PUT YOUR INCOME IN DRIVE. ENROLL NOW Click below to drive your income further. With IncomeDriver Notes® from Toyota Financial Services. All it takes is a few minutes and an initial investment of just $500. EASY SIGN-UP Unlike other financial products, IncomeDriver Notes® requires no long-term commitment. NO COMMITMENTS We offer a higher rate than most high-yield savings accounts—and even most CDs.2 A COMPETITIVE RATE Market volatility and an uncertain future demand a new investment option. Introducing IncomeDriver Notes® from Toyota Financial Services. Here are just a few of the benefits: LEARN MORE New from Toyota: Great rate. No long-term commitments. Subject Line: Stay ahead with a 2.00% rate

Subject Line: New: an investing tool from Toyota

A smart investment. A company you trust. Learn more.

View web version.

[1]Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

2As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

2.00%1 NOW YOU CAN PUT YOUR INCOME IN DRIVE. IncomeDriver Notes® ENROLL NOW Click below to drive your income further. With IncomeDriver Notes® from Toyota Financial Services. All it takes is a few minutes and an initial investment of just $500. EASY SIGN-UP Unlike other financial products, IncomeDriver Notes® requires no long-term commitment. NO COMMITMENTS We offer a higher rate than most high-yield savings accounts—and even most CDs.2 A COMPETITIVE RATE Market volatility and an uncertain future demand a new investment option. Introducing IncomeDriver Notes® from Toyota Financial Services. Here are just a few of the benefits: LEARN MORE

Subject Line: A competitive 2.00% rate with Toyota

A new investment from the company you trust.

View web version.

[1]Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

2As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our email list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

2.00%1 TOYOTA OFFERS YOU A RATE WELL ABOVE OTHERS. IncomeDriver Notes® Click below to drive your income further. With IncomeDriver Notes® from Toyota Financial Services. ENROLL NOW All it takes is a few minutes and an initial investment of just $500. EASY SIGN-UP Even though our rates are higher than most CDs, IncomeDriver Notes® won’t lock up your money. NO LOCK-UPS We offer a higher rate than most high-yield savings accounts—and even most CDs.2 A COMPETITIVE RATE Introducing a new way to elevate your online returns, from a company you can trust: IncomeDriver Notes® from Toyota Financial Services. Get a competitive rate without a long-term commitment. LEARN MORE

Subject Line: Get a higher rate from Toyota

An investment that’s always accessible.

View web version.

[1]Interest rate effective as of April 14, 2020. The interest rate is variable and subject to change at any time.

2As of June 15, 2020 national rates for 12 month and 36-month CD rates were 0.24% and 0.38% respectively, and are calculated using an annual percentage yield. This information is based upon the rates published by the Federal Deposit Insurance Corporation.

Toyota Financial Services is a service mark used to market the products of Toyota Motor Credit Corporation and IncomeDriver Notes® is a registered trademark of Toyota Motor Credit Corporation.

Toyota Motor Credit Corporation (“TMCC”) has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents TMCC has filed with the SEC for more complete information about TMCC and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov or by downloading them here. Alternatively, TMCC will arrange to send you the prospectus if you request it by calling 1-844-464-4673.

IncomeDriver Notes® are available to individuals and entities with a U.S. address and social security number or Federal Tax ID number. IncomeDriver Notes® are unsecured debt obligations solely of TMCC and are not obligations of, or directly or indirectly guaranteed by, Toyota Motor Corporation, Toyota Financial Services Corporation, or any of their respective affiliates. The IncomeDriver Notes® will have the benefit of credit support agreements as described in the prospectus filed with the SEC. IncomeDriver Notes® do not constitute a savings, deposit or other bank account and are not insured by or subject to the protection of the Federal Deposit Insurance Corporation. IncomeDriver Notes® are not a money market fund, which are typically diversified funds consisting of short-term debt securities of many issuers, and therefore do not meet the diversification and investment quality standards set forth for money market funds by the Investment Company Act of 1940.

YOUR PRIVACY RIGHTS

To UNSUBSCRIBE from future email from Toyota Financial Services regarding IncomeDriver Notes®, please click here.

This Toyota Financial Services marketing communication is intended for residents of the United States only.

Toyota Financial Services

6565 Headquarters Drive

Mail Drop W2-1C

Plano, TX 75024

©Toyota Financial Services. All rights reserved.

If you would prefer not to receive such messages in the future, you may unsubscribe from our mail list by clicking here. 144 North 7th Street Brooklyn, NY 11211 SUITE 419

2.00%1 TOYOTA OFFERS YOU A RATE WELL ABOVE OTHERS. Click below to drive your income further. With IncomeDriver Notes® from Toyota Financial Services. ENROLL NOW All it takes is a few minutes and an initial investment of just $500. EASY SIGN-UP Even though our rates are higher than most CDs, IncomeDriver Notes® won’t lock up your money. NO LOCK-UPS We offer a higher rate than most high-yield savings accounts—and even most CDs.2 A COMPETITIVE RATE Introducing a new way to elevate your online returns, from a company you can trust: IncomeDriver Notes® from Toyota Financial Services. Get a competitive rate without a long-term commitment. LEARN MORE IncomeDriver Notes®